Amendment to
                      Employment Agreement

	The Employment Agreement dated May 18, 2012 (the "Agreement") by and between ALTAMIRA INSTRUMENTS, INC, a Delaware corporation (the "Company"), and BROOKMAN P. MARCH, who resides at 105 Cambridge Court, Harwick, Pennsylvania 15049 (?March?) is hereby amended to extend the employment period through June 30, 2015 and provide that the compensation of March to be paid by the Company for the performance of his duties set forth in Paragraph 3 for the year ending June 30, 2015 shall be at the rate of $140,000 per annum; and at the sole and absolute discretion of the Board of Directors, the Company may pay March a bonus in addition in recognition of his services and results of the Company's operation for the twelve month period ending June 30, 2015. All other terms of the Employment Agreement remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the 21st day of May 2014 .

					ALTAMIRA INSTRUMENTS, INC.,

					By /s/Helena R. Santos
					Name: Helena R. Santos
					Title: Chief Executive Officer

					BROOKMAN P. MARCH
					s/s Brookman P. March
					________________________________